SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2004

FIRST NATIONAL BANC, INC.

(Exact name of registrant as specified in its charter)

Georgia	333-109586	58-2249282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2509 Osborne Road, St. Marys, Georgia	31558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (912) 882-3400

N/A

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant.

On May 14, 2004, First National Banc, Inc. (the “Company”) dismissed its independent auditors, Moore Stephens Tiller LLC, and on the same date authorized the engagement of Elliott Davis LLC as its independent auditors for the fiscal year ending December 31, 2004. Each of these actions was approved by the Board of Directors and the Audit Committee of the Company.

Moore Stephens Tiller LLC audited the financial statements for the Company for the fiscal years ended December 31, 2003 and 2002. The audit reports of Moore Stephens Tiller LLC for the years ended December 31, 2003 and 2002 did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit for the fiscal year ended December 31, 2003, there were no disagreements with Moore Stephens Tiller LLC on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of Moore Stephens Tiller LLC, would have caused it to make reference to the subject matter of the disagreement in its report.

Further, prior to the engagement of Elliott Davis LLC, neither the Company nor any of its representatives sought the advice of Elliott Davis LLC regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company’s financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

In connection with the audit of the fiscal year ended December 31, 2003, Moore Stephens Tiller LLC, CPAs did not advise the Company that:

(i)	internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii)	information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management; or

(iii)	there existed a need to expand significantly the scope of its audit, or that information had come to its attention that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

The Company requested that Moore Stephens Tiller LLC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Moore Stephens Tiller’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

The following exhibit is filed with this report:

Exhibit No.	Description
16.1	Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL BANC, INC.

May 21, 2004	/s/ David G. Moffat
David G. Moffat
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
16.1	Letter regarding change in certifying accountant.